UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 20, 2017

Boyd Gaming Corporation

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-12882	88-0242733
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3883 Howard Hughes Parkway, Ninth Floor

Las Vegas, Nevada 89169

(Address of Principal Executive Offices, Including Zip Code)

(702) 792-7200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 20, 2017, Boyd Gaming Corporation (“Boyd”) announced that it had entered into a definitive agreement to acquire Valley Forge Convention Center Partners, L.P. (“Valley Forge”), the owner and operator of Valley Forge Casino Resort in King of Prussia, Pennsylvania.

Boyd will acquire Valley Forge pursuant to an Agreement and Plan of Merger, made and entered into on December 20, 2017 (the “Merger Agreement”), by and among Boyd, Boyd TCV, LP, a Pennsylvania limited partnership and a wholly-owned subsidiary of Boyd (“Boyd TCV”), Valley Forge, and VFCCP SR LLC, a Pennsylvania limited liability company, solely in its capacity as the representative of Valley Forge’s limited partners. The Merger Agreement provides that, pursuant to the terms and subject to the conditions set forth therein, Boyd TCV will be merged with and into Valley Forge (the “Merger”), following which Valley Forge will be the surviving entity and a wholly owned subsidiary of Boyd.

Upon the terms and subject to the conditions of the Merger Agreement, Boyd will acquire Valley Forge for cash consideration of approximately $280 million, subject to adjustment based on working capital, cash and indebtedness of Valley Forge at closing and transaction expenses.

The completion of the Merger is subject to customary conditions, including the receipt of all required regulatory approvals, including, among others, approval by the Pennsylvania Gaming Control Board and the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. Subject to the satisfaction or waiver of conditions in the Merger Agreement, Boyd currently expects the transaction to close in the third quarter of 2018.

The Merger Agreement contains indemnification provisions, as well as customary representations, warranties, covenants and termination rights for a transaction of this nature.

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

In connection with the transaction described in Item 8.01, an investor presentation that is available on Boyd’s website is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Limitation on Incorporation by Reference. The information furnished in this Item 7.01, including the investor presentation attached hereto as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

On December 20, 2017, Boyd issued a press release announcing that it had entered into a definitive agreement to acquire Valley Forge. The press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, made and entered into on December 20, 2017, by and among Boyd Gaming Corporation, Boyd TCV, LP, a wholly owned subsidiary of Boyd, Valley Forge Convention Center Partners, L.P., and VFCCP SR LLC, solely in its capacity as the Selling Partners Representative

99.1	Investor Presentation

99.2	Press Release, dated December 20, 2017

*	Exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Boyd hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.

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Important Information Regarding Forward-Looking Statements

This Current Report on Form 8-K contains, or may contain, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements contain words such as “may,” “will,” “might,” “expect,” “believe,” “anticipate,” “could,” “would,” “estimate,” “continue,” “pursue,” or the negative thereof or comparable terminology, and include (without limitation) statements regarding the transactions contemplated by the Agreement and Plan of Merger, Boyd’s expectations regarding the timing of closing, the potential benefits to be achieved from the acquisition of Valley Forge, including expectations with respect to EBITDA, or free cash flow, expectations regarding the acquisition to be cash flow positive and accretive to Boyd’s earnings, the expected cost synergies, and any statements or assumptions underlying any of the foregoing. These forward-looking statements are based upon the current beliefs and expectations of management and involve certain risks and uncertainties, including (without limitation) the possibility that the Merger will not close on the expected terms (or at all), or that Boyd is unable to successfully integrate the acquired assets or realize the expected synergies or that Valley Forge will be cash flow positive or accretive to Boyd’s earnings as anticipated; litigation, antitrust matters or the satisfaction or waiver of any of the closing conditions that could delay or prevent the closing; and changes to the financial conditions of the parties, or the credit markets, or the economic conditions in the areas in which they operate. Additional factors are discussed in “Risk Factors” in Boyd’s Annual Report on Form 10-K for the year ended December 31, 2016, and in Boyd’s other current and periodic reports filed from time to time with the Securities and Exchange Commission. All forward-looking statements in this current report are made as of the date hereof, based on information available to Boyd as of the date hereof, and Boyd assumes no obligation to update any forward-looking statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2017		Boyd Gaming Corporation

	By:	/s/ Anthony D. McDuffie
Anthony D. McDuffie Vice President and Chief Accounting Officer